American Century Variable Portfolios, Inc.

Statement of Additional Information Supplement

VP Balanced Fund ¡ VP Capital Appreciation Fund
VP Global Growth Fund ¡ VP Growth Fund
VP Income & Growth Fund ¡ VP International Fund
VP Large Company Value Fund  ¡ VP Mid Cap Value Fund
VP Value Fund ¡ VP Ultra® Fund  ¡ VP VistaSM Fund

Supplement dated April 15, 2009 ¡ Statement of Additional Information dated May 1, 2008

The entry for Steve Lurito in the Accounts Managed table on page 53 of the statement of additional information is deleted.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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